SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ____________________

Date of report (Date of earliest event reported)  August 1, 2001

                         THE FIRST AMERICAN CORPORATION
                         ------------------------------
             (Exact Name of the Registrant as Specified in Charter)

California                             0-3658                   95-1068610
----------                             ------                   ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                   File Number)       Identification No.)

1 First American Way, Santa Ana, California                     92707-5913
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000

                                 Not Applicable.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

                  99       Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE FIRST AMERICAN CORPORATION



Date: August 1, 2001                   By: /s/ Thomas A. Klemens
                                           ----------------------
                                           Name:  Thomas A. Klemens
                                           Title: Executive Vice President
                                                  and Chief Financial Officer